EXHIBIT 10.1

                           PRESIDENT CASINOS, INC.









                       AGREEMENT TO EXCHANGE SECURITIES


                               December 3, 1998



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                       AGREEMENT TO EXCHANGE SECURITIES


  THIS AGREEMENT TO EXCHANGE SECURITIES (this "Agreement") is made this 3rd day of December, 1998 by and among President Casinos, Inc., a Delaware corporation (the "Company"), President Riverboat Casino-Iowa, Inc., President Riverboat Casino-Missouri, Inc., The President Riverboat Casino-Mississippi, Inc., TCG/Blackhawk, Inc., P.R.C.-Louisiana, Inc., President Riverboat Casino-New York, Inc., President Casino New Yorker, Inc., PRC Holdings Corporation, PRC Management, Inc., PRCX Corporation, President Riverboat Casino-Philadelphia, Inc., Vegas, Vegas, Inc., and The Connelly Group, L.P. (each a "Subsidiary Guarantor," and collectively, the "Subsidiary Guarantors") and each holder (each a "Holder," and collectively, the "Holders") of the Company's 13% Senior Exchange Notes due 2001 (the "Senior Exchange Notes") listed on Exhibit A attached hereto and made a part hereof.

  WHEREAS, Section 3.08 of the Indenture dated August 26, 1994 governing the Senior Exchange Notes (the "Senior Exchange Note Indenture") requires the Company to redeem 25% of the aggregate principal amount of the Senior Exchange Notes issued under the Senior Exchange Note Indenture on each of September 15, 1999 and September 15, 2000 at a redemption price equal to 100% of the principal amount thereof, together with accrued but unpaid interest to the date of redemption (the "Redemption Obligation");

  WHEREAS, under the terms of the Senior Exchange Note Indenture, the principal amount of Senior Exchange Notes the Company is required to redeem pursuant to the Redemption Obligation is reduced by the aggregate principal amount of Senior Exchange Notes acquired by the Company (through purchase, redemption or exchange);

  WHEREAS, pursuant to this Agreement, the Company and each Holder wish to set forth the terms and conditions pursuant to which the Company shall repurchase from each Holder the aggregate principal amount of Senior Exchange Notes set forth opposite such Holder's name on Exhibit A hereto (the "Note Repurchase"), and the Company shall issue and sell to each Holder, and each Holder shall purchase from the Company, the principal amount of the Company's 12% Secured Notes due 2001 (the "Secured Notes") set forth opposite such Holder's name on Exhibit A attached hereto (the "Secured Note Issuance");

  NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations and warranties hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

  1. Exchange of Securities. On the Closing Date (as defined below), the Company shall repurchase from each Holder, and each Holder shall sell and deliver to the Company, Senior Exchange Notes in the aggregate principal amount set forth opposite such Holder's name on Exhibit A hereto for a purchase price equal to 95% of such aggregate principal amount, together with all accrued but unpaid interest to the Closing Date.

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  Concurrently with the Note Repurchase, the Company shall issue and sell to each Holder, and each Holder shall purchase from the Company, the aggregate principal amount of Secured Notes set forth opposite such Holder's name on Exhibit A hereto.

  The Secured Notes are to be issued pursuant to an indenture substantially in the form of Exhibit B attached hereto (the "Secured Note Indenture") to be dated as of the Closing Date among the Company, the Subsidiary Guarantors and United States Trust Company of Texas, N.A., as trustee (the "Trustee"). The Secured Notes will be guaranteed in a manner substantially consistent with the Subsidiary Guarantee attached as Exhibit B to the Secured Note Indenture (the "Guarantees") by each of the Subsidiary Guarantors. The obligation of President Riverboat Casino-Missouri, Inc. ("President Missouri") under the Guarantee shall be secured by a first priority security interest in the vessel known as the "Admiral" and related barges named "Admiral Barge One" and "Admiral Barge Two" ("Admiral Barge Two" shall not be encumbered by a ship mortgage) pursuant to that certain Security Agreement dated as of the date hereof and substantially in the form attached hereto as Exhibit C and incorporated by reference herein (the "Security Agreement") and that certain First Preferred Fleet Mortgage dated as of the date hereof and substantially in the form attached hereto as Exhibit D and incorporated by reference herein (the "Mortgage" and, collectively with the Security Agreement and the Leasehold
Deed of Trust defined below, the "Security Documents"). In addition, as provided in Sections 4(c) and (d) hereof the obligations of President Missouri under the Guarantee shall be further secured pursuant to that certain Future Advance Leasehold and Improvements Deed of Trust and Security Agreement and Fixture Filing attached hereto as Exhibit E (the "Leasehold Deed of Trust"), and the obligations of President Riverboat Casino-New York, Inc. ("PRC-NY") under the Guarantee shall be further secured by a first priority security interest in the vessel known as the "New Yorker." The Secured Notes are collectively referred to herein as the "Securities" and the term "Securities" shall also include the Guarantees thereof whenever the context permits. On the Closing Date, the Company shall issue the Master Note (as defined below) representing certain of the Secured Notes to be issued upon exchange hereunder. The Master Note will be dated as of the Closing Date, will bear interest from the Closing Date and will otherwise be in the form of Exhibit A to the Secured Note Indenture.

  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Secured Note Indenture.

  The Secured Notes will be offered to each Holder pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Secured Note Indenture, the Secured Notes shall bear a legend in substantially the following form:

  "THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED,

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  SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN
  THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,
  (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
  (A), (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S OR THE REGISTRAR (AS APPLICABLE) RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

  This Agreement, the Securities, the Guarantees, the Security Documents and the Secured Note Indenture are hereinafter sometimes referred to collectively as the "Operative Documents."

  2. Disclosure Documents. Each Holder acknowledges receipt of the following documents (collectively, the "Disclosure Documents"): (i) the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1998; and
(ii) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 1998 delivered by the Company to each Holder in connection with the transactions contemplated hereby. Each Holder represents that it has had adequate time and opportunity to review the information contained in the Disclosure Documents and to ask questions of, and request information from, the Company and each of the Subsidiary Guarantors with respect thereto.

  3. Delivery and Payment. Unless otherwise agreed to the contrary, delivery of the Senior Exchange Notes to the Company and of the Secured Notes to the Holders (the "Closing") shall be made at 9:00 a.m., Eastern time, on December 3, 1998 (the "Closing Date") at the offices of United States Trust Company of New York in New York, New York.

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  The Company shall deliver to each Holder Secured Notes in an aggregate principal amount equal to the aggregate principal amount of Secured Notes set forth opposite each Holder's name on Exhibit A hereto. All such Secured Notes shall be in definitive form and registered in the name of the Holder (or in such other name as the Holder may request upon at least two business days' notice to the Company). Each Holder shall deliver to the Company Senior Exchange Notes having an aggregate principal amount set forth next to such Holder's name on Exhibit A hereto, with the Assignment Form attached thereto duly executed to the order of the Company. One or more of the Secured Notes (the "Master Note") may be registered in the name of Cede & Co., as the nominee of The Depository Trust Company. The Secured Notes or the Master Note in definitive form shall be made available to each Holder for inspection on the business day immediately preceding the Closing Date.

  If the Closing shall not have occurred on or before December 3, 1998, this Agreement may be terminated by any party to this Agreement so long as such party is, at the time of making such election to terminate, ready, willing and able to perform all of its respective obligations under this Agreement.

  4. Agreements of the Company and the Subsidiary Guarantors. The Company and each of the Subsidiary Guarantors, jointly and severally, agrees with each Holder as follows:

    (a) For so long as any of the Secured Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any Qualified Institutional Buyer (as such term is defined under Rule 144A under the Act) (a "QIB") or "accredited investor" (within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Act) (an "Institutional Accredited Investor") which beneficially owns Secured Notes, prior to the registration thereof in connection with any sale thereof, and to any prospective purchaser of such Secured Notes from such QIB or Institutional Accredited Investor, the information required by Rule 144A(d)(4) under the Act. The Company shall also keep available the "current public information" referred to in Rule 144(c).

    (b) During the period from the date hereof to the Closing Date, to take all actions reasonably necessary or appropriate to cause their representations and warranties contained in this Agreement and the other Operative Documents to be true and correct in all material respects as of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the other Operative Documents, as if made on and as of such date.

    (c) Following the Closing Date, the Company and President Missouri shall comply with each of the Security Documents and each use their commercially reasonable best efforts to cause the obligations of President Missouri under its Guarantee to be secured by the Leasehold Deed of Trust with respect to the real property related to the vessel known as the "Admiral."

    (d) Following the Closing Date, each of the Company and PRC-NY shall use their respective commercially reasonable best efforts to cause the obligations

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of PRC-NY to be secured by a first priority security interest in the vessel known as the "New Yorker" as soon as practicable following the expiration of all applicable restrictions under the charter agreement dated July 1, 1998, between PRC-NY and Sterling Shipping Two (the "Charter Agreement") pursuant to which the "New Yorker" is currently chartered. The applicable fleet mortgage therefor shall be substantially in the form attached as Exhibit D hereto. PRC-NY shall not consent to the extension of any such restrictions.

    (e) Until such time as a first preferred fleet mortgage is granted as to the vessel "New Yorker," PRC-NY agrees to comply with its obligations under
Section 9 of the Charter Agreement currently in effect and to use its best efforts to cause the charterer to preserve and maintain such vessel in as good condition, working order and repair as the same is on the date hereof, ordinary wear and tear excepted.

    (f) PRC-NY will not sell or change the flag of the vessel "New Yorker" without the prior written consent of a 60% majority-in-interest of the Holders.

    (g) PRC-NY covenants and agrees that it will use its best efforts to cause the charterer, at its expense, to maintain or cause to be maintained in effect for the vessel "New Yorker," in form, amount and with insurance companies, underwriters, clubs or funds of recognized responsibility, all reasonably acceptable to Holders, insurance of a kind, amount and character customarily carried by persons operating like properties against risk of loss and damage. When PRC-NY holds the "New Yorker" free of any charter, Holders shall be named as additional loss payees on each policy.

  5. Representations and Warranties. (a) The Company and each of the Subsidiary Guarantors, jointly and severally, represents and warrants to each Holder as of the date hereof and as of the Closing Date that:

      (i) The Disclosure Documents do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
All financial statements contained therein comply with all applicable rules and regulations of the Securities and Exchange Commission and generally accepted accounting principles, consistently applied. No order has been issued asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act. The Disclosure Documents contain all the information specified in, and meeting the requirements of, Rule 144A(d) (4) under the Act.

      (ii) The Company and each of its Subsidiaries (as defined in the Secured Note Indenture) has been duly organized, is validly existing as a corporation, partnership, limited partnership or limited liability company, as applicable, in good standing under the laws of its respective jurisdiction of formation, has all requisite corporate or partnership power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and is duly qualified and in good standing as a

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foreign corporation or partnership authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except where the failure to so qualify could not be reasonably expected to result in a material adverse effect on the properties, business, operations, earnings, assets, liabilities or financial condition of the Company and its Subsidiaries taken as a whole or on the ability of the Company and its Subsidiaries taken as a whole to perform their respective obligations under this Agreement or any of the Operative Documents (a "Material Adverse Effect").

      (iii) The entities listed on Schedule I hereto are the only subsidiaries, direct or indirect, of the Company and the only entities in which the Company, directly or indirectly, owns any equity interest. Except as disclosed in the Security Documents or on Schedule I, the Company owns, directly or indirectly through other subsidiaries, 100% of the outstanding capital stock or other securities evidencing equity ownership of such Subsidiaries or other entities, free and clear of any security interest, claim, lien or encumbrance; and all of such securities have been duly authorized, validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. Except as disclosed on Schedule I, there are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such Subsidiaries. As of the date hereof, there are no Unrestricted Subsidiaries except Broadwater Hotel, Inc., President Broadwater, LLC and President Mississippi Charter Corporation. The Company has invested no more than $5,000,000 in Broadwater Hotel, Inc., President Broadwater, LLC and President Mississippi Charter Corporation, which entities are permitted, and qualify as, "Unrestricted Subsidiaries" under the Senior Exchange Note Indenture.

      (iv) The Company and each of the Subsidiary Guarantors has all requisite corporate, partnership or limited liability company power and authority to execute, deliver and perform its obligations under this Agreement, the Secured Note Indenture, the Security Documents and the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, with respect to the Company, the corporate power and authority to issue, exchange and deliver the Securities as provided herein and therein and no further shareholder action or consent is required therefor.

      (v) This Agreement has been duly and validly authorized, executed and delivered by the Company and each of the Subsidiary Guarantors and is the legally valid and binding agreement of each such person, enforceable against each such person in accordance with its terms except as such enforceability may be limited by the laws of bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and general equitable principles.

      (vi) The Secured Note Indenture has been duly and validly authorized by the Company and each of the Subsidiary Guarantors and, when duly executed and

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delivered by each such person, will be the legally valid and binding obligation of each such person, enforceable against each such person in accordance with its terms except as such enforceability may be limited by the laws of bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and general equitable principles.

      (vii) The Secured Notes have been duly and validly authorized for issuance to the Holders by the Company pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Secured Note Indenture and delivered against payment therefor in accordance with the terms hereof, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Secured Note Indenture except as such enforceability may be limited by the laws of bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and general equitable principles.

      (viii) The Subsidiary Guarantees have been duly and validly authorized by each of the Subsidiary Guarantors and, when duly executed and delivered by each such Subsidiary Guarantor, will be the legally valid and binding obligation of each such Subsidiary Guarantor, enforceable against each such Subsidiary Guarantor in accordance with its terms except as such enforceability may be limited by the laws of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally and general equitable principles.

      (ix) The Security Documents have been duly and validly authorized and, when duly executed and delivered by President Missouri (assuming the due execution and delivery thereof by the Trustee), will be the legally valid and binding obligation of President Missouri, enforceable against President Missouri in accordance with its terms except as such enforceability may be limited by the laws of bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and general equitable principles. The Company reasonably believes that assuming the execution by PRC Holdings Corporation and PRC Management, Inc. of that certain letter agreement dated the date hereof with respect thereto, and that such letter agreement constitutes a valid and enforceable agreement, neither the execution and delivery by President Missouri of its Guarantee and the Security Documents, nor the commitment of PRC-NY to grant a mortgage on the "New Yorker," constitutes a "fraudulent transfer" or "fraudulent conveyance" under applicable law.

      (x) Neither Company nor any of its Subsidiaries is in violation of its respective charter, bylaws or other organizational documents and, except as disclosed in the Disclosure Documents, and except as to defaults and violations that, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect, is in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or is in violation of any law, statute, rule, regulation, judgment or court decree applicable to the Company,

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any of its Subsidiaries or their assets or properties.  There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument other than defaults that, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect.

      (xi) The execution, delivery and performance by the Company and each of the Subsidiary Guarantors of this Agreement and the other Operative Documents to which it is a party, the issuance and exchange of the Securities, and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its Subsidiaries, or an acceleration of indebtedness pursuant to, (A) the charter, bylaws or other organizational documents of the Company or any of its Subsidiaries, (B) any bond, debenture, note, indenture (including, without limitation, the Senior Exchange Note Indenture), mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their property is or may be bound except for such conflicts, breaches, violations or defaults or liens, charges or encumbrances which, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect, (C) any statute, rule or regulation applicable to the Company, any of its Subsidiaries or any of their assets or properties except for such conflicts, breaches, violations or defaults or liens, charges or encumbrances which, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect, or (D) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, any of its Subsidiaries or their assets or properties. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency that has not already been obtained is required for the execution, delivery and performance of this Agreement and the other Operative Documents (other than the Leasehold Deed of Trust) and the consummation of the transactions contemplated hereby and thereby, except such as have been obtained. No consents or waivers from any other person that has not already been obtained are required for the execution, delivery and performance of this Agreement and the other Operative Documents (other than the Leasehold Deed of Trust) and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained.

      (xii) Except as disclosed in the Disclosure Documents, there is (A) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened or contemplated to which the Company or any of its Subsidiaries is or may be a party or to which the business or property of the Company or any of its Subsidiaries is or may be subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, (C) no injunction, restraining order or order of any nature issued by a federal or state court or foreign

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
court of competent jurisdiction to which the Company or any of its Subsidiaries is or may be subject, that, in the case of clauses (A), (B) and
(C) above, (x) except as disclosed in the Disclosure Documents, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, (y) would interfere with or adversely affect the issuance of the Securities or (z) in any manner draw into question the validity of this Agreement, the Secured Note Indenture or any other Operative Document.

      (xiii) To the best of each of the Company's and such Subsidiary Guarantor's knowledge, no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Securities; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Securities or suspends the exchange of the Securities in any jurisdiction in which the Company intends to exchange Securities, and no action, suit or proceeding is pending against or affecting or, to the best knowledge of the Company and any of its Subsidiaries, threatened against, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the issuance or marketability of the Securities or in any manner draw into question the validity of any Operative Document; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

      (xiv) Except as disclosed in the Disclosure Documents, there is (A) no significant unfair labor practice complaint pending against the Company or any of its Subsidiaries nor, to the best knowledge of the Company and its Subsidiaries, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any or its Subsidiaries or, to the best knowledge of the Company and its Subsidiaries, threatened against any of them,
(B) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of its Subsidiaries nor, to the best knowledge of the Company and its Subsidiaries, threatened against the Company or any of its Subsidiaries and (C) to the best knowledge of the Company and its Subsidiaries, no union representation question existing with respect to the employees of the Company and its Subsidiaries and, to the best knowledge of the Company and its Subsidiaries, no union organizing activities are taking place, in the case of clauses (A), (B) or (C) above that, individually or in the aggregate, could be reasonably expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has violated any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, nor any applicable wage or hour laws, nor any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, or analogous foreign laws and regulations, that, individually or in the aggregate, could be reasonably expected to result in a Material Adverse Effect.

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
(xv) Each of the Company and its Subsidiaries has (A) good and marketable title to all of the properties and assets described in the Disclosure Documents as owned by it, free and clear of all liens, charges, encumbrances and restrictions, (B) except as disclosed in the Disclosure Documents and except for such exceptions which, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect, peaceful and undisturbed possession under all leases to which it is party as lessee, (C) except for such exceptions which, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect, all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities (including the gaming regulatory authorities in the States of Iowa, Missouri and Mississippi), all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business currently conducted by it in the manner described in the Disclosure Documents and (D) except for such exceptions which, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect, no reason to believe that any governmental body or agency (including the gaming regulatory authorities in the States of Iowa, Missouri and Mississippi) is considering limiting, suspending or revoking any such Authorization in any material respect. All such Authorizations are valid and in full force and effect and the Company and its Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto.

      (xvi) Each of the Company and its Subsidiaries owns or possesses all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") presently employed by it in connection with the businesses now operated by it, and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing except for such infringement or conflict which, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Company and its Subsidiaries does not infringe on the rights of any person except for such infringement which could not be reasonably expected to have a Material Adverse Effect.

      (xvii) All tax returns required to be filed by the Company or any of its Subsidiaries, in all jurisdictions, have been so filed except where the failure to so file could not be reasonably expected to result in a Material Adverse Effect. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest other than such taxes which the failure to pay, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect. Neither the

Company nor any of its Subsidiaries knows of any material proposed additional tax assessments against it or any of its Subsidiaries.

      (xviii) Neither the Company nor any of its Subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or analogous foreign laws and regulations, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended, or analogous foreign laws and regulations.

      (xix) The authorized, issued and outstanding capital stock of the Company and each of the Subsidiary Guarantors has been duly and validly authorized and issued, is fully paid and nonassessable and was not issued in violation of or subject to any preemptive or similar rights. As of the date hereof, the Company had authorized capital stock consisting of 100,000,000 shares of Common Stock par value $.06 per share (of which 5,032,926 shares were issued and outstanding as of the date hereof and 5,032,926 shares were outstanding on a fully diluted basis (calculated in accordance with generally accepted accounting principles) as of October 31, 1998) and 10,000,000 shares of Preferred Stock, $.01 par value, of which no shares were issued or outstanding.

      (xx) Each certificate signed by any officer of the Company or any of the Subsidiary Guarantors and delivered to the Holders or counsel for the Holders shall be deemed to be a representation and warranty by such Company or Guarantor to each Holder as to the matters covered thereby.

      (xxi) The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that:
(A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

      (xxii) The Company and each of its Subsidiaries maintains insurance covering their properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and its Subsidiaries and their businesses. To the best of their knowledge, neither the Company nor any of its Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

      (xxiii) Neither the Company nor any of its Subsidiaries has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of the Securities or (B) sold, bid for, purchased or paid any person (other than Libra Investments, Inc. and the Holders) any compensation for soliciting purchases of, the Securities.

      (xxiv) No registration under the Act of any of the Secured Notes is required for the sale of the Secured Notes to the Holders as contemplated hereby. The representation made by the Company and the Subsidiary Guarantors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made by the Holders in Section 5(b). No form of general solicitation or general advertising was used by the Company or the Subsidiary Guarantors or any of their representatives in connection with the offer and exchange of any of the Secured Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No offers have been made by the Company or the Subsidiary Guarantors or any of their respective officers, directors or employees other than to the Holders herein. No securities of the same class as any of the Secured Notes have been issued and sold by the Company or the Subsidiary Guarantors within the six-month period immediately prior to the date hereof.

      (xxv) There is no employee pension, benefit or health plan with respect to which the Company or any corporation considered an affiliate of the Company within the meaning of Section 407(d)(7) of ERISA (an "Affiliate") is a party in interest or disqualified person. The execution and delivery of this Agreement, the other Operative Documents and the exchange of the Secured Notes to be purchased by the QIBs or Institutional Accredited Investors will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986. The representation made by the Company and the Subsidiary Guarantors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made by the Holders in Section 5(b).

      (xxvi) Subsequent to the respective dates as of which information is given in the Disclosure Documents and up to the Closing Date, (A) neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and its Subsidiaries taken as a whole, nor entered into any transaction not in the ordinary course of business; (B) there has not been, individually or in the aggregate, any development which could reasonably be expected to have a Material Adverse Effect; (C) neither the Company nor any Subsidiary Guarantor has paid or declared any dividends or distributions of any kind on any class of its capital stock; and (D) the Disclosure Documents disclose all of the Company's and its Subsidiaries' material liabilities as of their respective dates. Assuming the execution by PRC Holdings Corporation and PRC Management, Inc. of that certain letter agreement dated the date hereof, and that such letter agreement constitutes a valid and enforceable agreement, the Company reasonably believes that (i) the fair saleable value of the assets of each of the Company and the Subsidiary Guarantors exceeds the amount that will be required to be paid in respect of the existing debts of each such person as they become due, (ii) each of the Company and the Subsidiary Guarantors is not "insolvent" (as such term is defined under the Uniform Fraudulent Transfer
Act) and will not be so rendered by the transactions contemplated by this Agreement and the other Operative Documents, and (iii) the transactions contemplated by this Agreement and the other Operative Documents are being made in exchange for reasonably equivalent value.

      (xxvii) None of the Company, the Subsidiary Guarantors or any agent thereof acting on the behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the transactions contemplated herein to violate, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

      (xxviii) The accountants which certified the financial statements and supporting schedules included in the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1998 are independent accountants. The consolidated historical statements included in the Disclosure Documents fairly present the consolidated financial condition and results of operations of the Company and its Subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods, except as stated therein.

      (xxix) Neither the Company nor the Subsidiary Guarantors have dealt with any broker, finder, commission agent or other person in connection with the exchange of the Securities and the transactions contemplated by this Agreement and the other Operative Documents other than Libra Investments, Inc. Neither the Company nor the Subsidiary Guarantors are under any obligation to pay any broker's fee or commission in connection with such transactions, other than a fee payable to Libra Investments, Inc. for financial advisory services rendered in connection with such transactions.

      (xxx) None of the Company nor its affiliates or agents has taken and will not take, directly or indirectly, any actions designed to, or which has constituted or which might reasonably be expected to, cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the transactions contemplated by this Agreement.

      (xxxi) The Company has filed all reports, schedules, forms and other documents required to be filed by it with the Securities and Exchange Commission. To the best of its knowledge, the Company has not provided to any Holder any material nonpublic information.

      (xxxii) The term "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et. seq., the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et. seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed in the Disclosure Documents, each of the Company and each Subsidiary Guarantor represents and warrants that: (i) to the best of its knowledge, during the period of its ownership of (or leasehold interest in, as applicable) its properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on or under any of the properties, except in strict compliance with all applicable federal, state and local laws, regulations and ordinances ("Environmental Laws"); (ii) it has no knowledge of, or reason to believe that there has been (A) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of any of the properties in violation of any Environmental Laws, or (B) any actual or threatened litigation or claims of any kind by any person relating to such matters; and
(iii) it shall not use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about any of the properties, except in compliance with all Environmental Laws.

      (xxxiii) PRC-NY represents that it is lawfully possessed of and is the sole and lawful owner of the vessel "New Yorker" (with good and marketable title thereto), and such vessel is and shall remain free and clear of any and all liens, claims and encumbrances other than the Charter Agreement between PRC-NY and Sterling Shipping Two, LLC and maritime liens for salvage, crew's and stevedores' wages arising from time to time in the ordinary course of business.

    (b) Each Holder severally represents and warrants to the Company, the Subsidiary Guarantors and the other Holders as of the date hereof and as of the Closing Date and agrees that:

      (i) Holder has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, including, without limitation, the corporate power and authority to exchange and deliver the Senior Exchange Notes as provided herein;

      (ii) This Agreement has been duly and validly authorized, executed and delivered by the Holder and are the legally valid and binding agreements of each such Holder, enforceable against each such Holder in accordance with its terms except as such enforceability may be limited by the laws of bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and general equitable principles;

      (iii) The execution, delivery and performance of this Agreement by Holder, and the consummation of the transactions contemplated hereby, will not violate or conflict with (A) any of the terms or provisions of Holder's charter, bylaws or other formation documents, (B) any agreement or instrument to which Holder is a party, or (C) any statute, rule or regulation applicable to Holder;

      (iv) Holder has good and marketable title to Senior Exchange Notes in the aggregate principal amount set forth opposite such Holder's name on Exhibit A hereto and upon delivery of and payment for such Senior Exchange Notes as contemplated by this Agreement, the Company will acquire good and marketable title thereto, free and clear of all liens, charges, encumbrances and restrictions whatsoever;

      (v) Holder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company in connection with the transactions contemplated by this Agreement;

      (vi) Holder understands and acknowledges that the transactions contemplated by this Agreement are of a confidential nature and that it will use its best efforts (subject to applicable law) not to disclose any of the terms of this Agreement or of any of the Operative Documents (other than (i) to any principal it represents and (ii) those terms set forth in a press release mutually acceptable to both Holder and the Company) until such time as the Company publicly announces the consummation of the exchange of the Secured Notes for Senior Exchange Notes as contemplated hereby;

      (vii) Holder understands and acknowledges that the Secured Notes have not been registered under the Act or any other applicable securities law and unless so registered, the Secured Notes may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in subsection (x) below.

      (viii) Holder is either a QIB or an Institutional Accredited Investor. In the normal course of its business, it invests in or purchases securities similar to the Secured Notes and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement. It is aware that it (or any investor account) may be required to bear the economic risk of an investment in the Secured Notes for an indefinite period of time and it (or such account) is able to bear risk for an indefinite period;

      (ix) Holder understands and acknowledges that neither the Company, any Subsidiary Guarantor or any person representing the Company or any Subsidiary Guarantor has made any representation to it with respect to the Company, any Subsidiary Guarantor or the transactions contemplated by this Agreement, other than the information contained in this Agreement, the Operative Documents and the Disclosure Documents, all of which have been delivered to it and upon which it is relying in making its investment decision with respect to the Secured Notes. It has received all of the Disclosure Documents. It has had access to such financial and other information concerning the Company, the

Subsidiary Guarantors and the Secured Notes as it has deemed necessary in connection with its decision to enter into this Agreement and to exchange its Senior Exchange Notes for the Secured Notes, including an opportunity to ask questions of and request information from the Company and the Subsidiary Guarantors.

      (x) Holder is acquiring the Secured Notes for its own account (or the account of any principal it represents in acquiring the Secured Notes), for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Act, subject to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell the Secured Notes pursuant to Rule 144A or to resell the Secured Notes pursuant to any other applicable exemption from registration available under the Act. It agrees, and each subsequent holder of the Secured Notes by its acceptance thereof will agree, to offer, sell or otherwise transfer such Securities only (A) to the Company, (B) pursuant to a registration statement which has been declared effective under the Act, (C) in the case of the Secured Notes, for so long as the Secured Notes are eligible for resale pursuant to Rule 144A, to a person it reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (D) to an Institutional Accredited Investor that is purchasing for his own account or for the account of such an Institutional Accredited Investor or (E) pursuant to any other available exemption from the registration requirements of the Act, subject in each of the foregoing cases to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control. The foregoing restrictions on resale will not apply to the transfer of Secured Notes subsequent to the date which is two years after the later of the date of original issue and the last date that the Company or any affiliate of the Company was the owner of such Secured Notes (the "Resale Restriction Termination Date"). If any resale or other transaction of the Secured Notes is proposed to be made pursuant to clause (D) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of Exhibit F hereto to the Company and the Trustee, which shall provide, among other things, that the transferee is an "accredited investor" within the meaning of subparagraph (a) (1), (2), (3) or (7) of Rule 501 under the Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Act. Each Holder acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer (prior to the Resale Restriction Termination Date, in the case of the Secured Notes) of Securities pursuant to clauses (D) or (E) above to require the delivery of an opinion of counsel, certifications and/or other information reasonably satisfactory to the Company and the Trustee. Each Holder acknowledges that each Secured Note will contain a legend substantially to the effect set forth in Section 1 hereof.

      (xi) Holder represents that the exchange of the Senior Exchange Notes and the acquisition of the Secured Notes pursuant to the terms of this Agreement will either (a) not constitute a violation by Holder of Section 406 of ERISA or a prohibited transaction, as such term is defined in Section 4975 of the Code, which could result in either a civil penalty assessed pursuant to section 502 of ERISA or a tax imposed by Section 4975 of the Code, or (b) be exempt from the prohibited transaction penalties or taxes as the result of a prohibited transaction class exemption issued by the Department of Labor.

  Such Holder acknowledges that the Company, each of the Subsidiary Guarantors, counsel for the Company and the Subsidiary Guarantors and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements of such Holder and agrees that, if any of the acknowledgments, representations or warranties made herein are no longer accurate prior to Closing, it shall promptly notify the Company in writing.
If a signatory on behalf of a Holder selling Senior Exchange Notes pursuant to the terms of this Agreement is acting as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account, in which case such Holder and not such signatory shall be responsible for compliance therewith.

  6. Conditions of Holders' Obligations. The several obligations of each Holder under this Agreement are subject to the satisfaction of each of the following conditions:

    (a) All of the representations and warranties of the Company and the Subsidiary Guarantors contained in this Agreement and all Operative Documents shall be true and correct in all material respects on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company and the Subsidiary Guarantors shall have performed or complied in all material respects with all of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

    (b) No action shall have been taken and no statute, rule, regulation, judgment or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of any of the Secured Notes; no action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Company or any Subsidiary Guarantor, threatened against, the Company or any Subsidiary Guarantor or any of their respective Subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would prohibit, interfere with or materially and adversely affect the issuance of the Secured Notes or would have a Material Adverse Effect, or in any manner draw into question the validity of this Agreement, the Secured Note Indenture, the Securities or any other Operative Document; and no order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued.

    (c) Since August 31, 1998, (i) there shall not have been any material change or any development that is reasonably likely to result in a material change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company or any of its Subsidiaries from that set forth in the Disclosure Documents (as they may be amended or supplemented),
(ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any if its Subsidiaries on any class of its capital stock (other than dividends or distributions payable or made to the Company or a Restricted Subsidiary), and (iii) neither the Company nor any of its Subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet in accordance with generally accepted accounting principles and are not disclosed in the Disclosure Documents. Since the date hereof and since the dates as of which information is given in the Disclosure Documents (as they may be amended or supplemented), there shall not have been any other change in the business, prospects, properties or management of the Company and its Subsidiaries which, individually or in the aggregate, could be reasonably expected to have a Material Adverse Effect.

    (d) The Company and each Subsidiary Guarantor shall deliver to each Holder certificates, dated the Closing Date, signed by (i) the President or any Vice President and (ii) a principal financial or accounting officer of the Company and each of the Subsidiary Guarantors confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b) and (c) of this Section 7.

    (e) The Company shall deliver to each Holder on the Closing Date an opinion, dated the Closing Date, of Thompson Coburn, counsel for the Company and the Subsidiary Guarantors, substantially in the form attached hereto as Exhibit G.

    (f) The Company, the Subsidiary Guarantors and the Trustee shall have entered into the Secured Note Indenture and delivered to each Holder a counterpart, conformed as executed, thereof.

    (g) The Company, the Subsidiary Guarantors and the Trustee shall have entered into the Security Documents (other than the Leasehold Deed of Trust) and delivered to each Holder a counterpart, conformed as executed, thereof and shall have taken all actions so that Holders' delivery to the Company of the Senior Exchange Notes to be delivered hereunder, the Holders shall receive a valid, perfected security interest in the collateral referred to therein.

    (h) The Company and the Subsidiary Guarantors shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required pursuant to any law, statute, regulation or rule (Federal, state, local or foreign), contemplated by this Agreement and the other Operative Documents, including the issuance and transfer of the Securities to the Holders, and pursuant to all other agreements, orders and decrees to which any of them is a party or to which any of them is subject, in connection with the transactions to be consummated on or prior to the Closing Date contemplated by this Agreement and the other Operative Documents.

    (i) All corporate, partnership and limited liability company proceedings taken in connection with the exchange of the Securities and all Operative

Documents, shall be reasonably satisfactory in form and substance to the Holders.

  7. Conditions of Company's and Subsidiary Guarantors' Obligations. The obligations of the Company and each of the Subsidiary Guarantors under this Agreement with respect to any Holder are subject to the satisfaction of each of the following conditions:

    (a) All of the representations and warranties of such Holder contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. Holder shall have performed or complied in all material respects with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

    (b) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of any of the Secured Notes; no action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Company or any Subsidiary Guarantor, threatened against, the Company or any Subsidiary Guarantor or any of their respective Subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would prohibit, interfere with or materially and adversely affect the issuance of the Secured Notes or would have a Material Adverse Effect, or in any manner draw into question the validity of this Agreement, the Secured Note Indenture, the Securities or any other Operative Document; and no order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued.

  8. Effective Date of Agreement. This Agreement shall become effective upon execution hereof.

  9.  Miscellaneous.

    (a) Notices given pursuant to any provision of this Agreement shall be addressed as follows and sent by overnight courier or certified or registered mail, return receipt requested: (a) if to either Company or any Guarantor, President Casinos, Inc., 802 North First Street, St. Louis, Missouri, 63102,
Attention: President, with a facsimile copy to Thompson Coburn, One Mercantile Center, St. Louis, Missouri 63101, Attention: Gerard K. Sandweg, Jr. (314-552-
7104), and (b) if to a Holder, the address of such Holder indicated on Exhibit A hereto, or in any case to such other address as the person to be notified may have requested in writing, with a facsimile copy to Kleinberg, Kaplan, Wolff & Cohen, 551 Fifth Avenue, New York, New York 10176, Attention: Martin Sklar, Esq. (212-986-8866).

    (b) This Agreement shall not be cancelled, altered, modified or amended in any way except by an instrument in writing signed by authorized representatives of the Company, the Subsidiary Guarantors and each Holder of the Senior Exchange Notes to be repurchased pursuant to this Agreement. All amendments or modifications of this Agreement shall be binding upon the parties despite any lack of consideration so long as the same shall be in writing and executed by the parties hereto.

    (c) Performance of any obligation required of a party hereunder may be waived only by a written waiver signed by the party for whose benefit such obligation was to be performed, which waiver shall be effective only with respect to the specific obligation described therein. The waiver by any party of any breach of this Agreement in any one or more instances by another party shall in no way be construed as a waiver of any subsequent breach (whether or not of a similar nature) of this Agreement by any other party.

    (d) If any provision contained in this Agreement is found void, invalid or unenforceable, it will not affect the validity or enforceability of any other provision of this Agreement which shall remain valid and enforceable according to its terms, and such provision shall be deemed rewritten to the extent necessary to eliminate such voidness, invalidity or unenforceability.

    (e) Titles and headings of Sections of this Agreement are for convenience of reference only and shall not affect the construction of any provision of this Agreement.

    (f) Each of the Schedules and Exhibits referred to herein and attached hereto is an integral part of this Agreement and is incorporated herein by this reference.

    (g) The representations and warranties of the parties contained herein shall survive the Closing hereunder.

    (h) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, and their respective heirs, personal representatives, successors and assigns and no other persons shall acquire or have any right under or by virtue of this Agreement.

    (i) This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

    (j) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. FOR PURPOSES OF THIS AGREEMENT THE COMPANY AND THE SUBSIDIARY GUARANTORS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE COUNTY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDERS TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY OR THE SUBSIDIARY GUARANTORS IN ANY OTHER JURISDICTION.

    (k) This Agreement, together with the other Operative Documents and the Securities are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the other Operative Documents and the Securities, supersedes all prior agreement and understandings between the parties with respect to such subject matter.

    (l) The Company agrees to reimburse the Holders for their reasonable legal and due diligence fees related to the preparation and negotiation of this Agreement and related documents, in an amount not to exceed $50,000 in the aggregate. Such expenses incurred through the Closing Date shall be reimbursed on the Closing Date.

  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date first above written.

COMPANY:                            PRESIDENT CASINOS, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:


SUBSIDIARY GUARANTORS:              PRESIDENT RIVERBOAT CASINO-IOWA, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PRESIDENT RIVERBOAT CASINO-MISSOURI, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    THE PRESIDENT RIVERBOAT CASINO-
                                    MISSISSIPPI, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    TCG/BLACKHAWK, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                   [Signature pages continued on next page]

                                    P.R.C.-LOUISIANA, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PRESIDENT RIVERBOAT CASINO-NEW YORK, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PRC HOLDINGS CORPORATION


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PRC MANAGEMENT, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PRCX CORPORATION


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PRESIDENT CASINO NEW YORKER, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                   [Signature pages continued on next page]

                                    PRESIDENT RIVERBOAT CASINO-
                                    PHILADELPHIA, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    VEGAS, VEGAS, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    THE CONNELLY GROUP, L.P.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                   [Signature pages continued on next page]

                                   THE MAINSTAY FUNDS, ON BEHALF OF ITS
                                    STRATEGIC INCOME FUND SERIES

                                    By:  MacKay-Shields Financial Corporation
                                    Its:  Investment Advisor


                                    By: /s/ Jeffry B. Platt
                                       ---------------------------------------
                                       Name: Jeffry B. Platt
                                       Title: Director


                                    THE BROWN & WILLIAMSON MASTER
                                    RETIREMENT TRUST

                                    By:  MacKay-Shields Financial Corporation
                                    Its:  Investment Advisor


                                    By: /s/ Jeffry B. Platt
                                       ---------------------------------------
                                       Name: Jeffry B. Platt
                                       Title: Director


                                    HIGHBRIDGE CAPITAL CORPORATION

                                    By:  MacKay-Shields Financial Corporation
                                    Its:  Investment Advisor


                                    By: /s/ Jeffry B. Platt
                                       ---------------------------------------
                                       Name: Jeffry B. Platt
                                       Title: Director


                                    THE MAINSTAY FUNDS, ON BEHALF OF ITS
                                    HIGH YIELD CORPORATE BOND FUND
                                    SERIES

                   [Signature pages continued on next page]

                                    By:  MacKay-Shields Financial Corporation
                                    Its:  Investment Advisor


                                    By: /s/ Jeffry B. Platt
                                       ---------------------------------------
                                       Name: Jeffry B. Platt
                                       Title: Director


                                    MAINSTAY VP SERIES FUND INC., ON
                                    BEHALF OF ITS HIGH YIELD CORPORATE
                                    BOND PORTFOLIO

                                    By:  MacKay-Shields Financial Corporation
                                    Its:  Investment Advisor


                                    By: /s/ Jeffry B. Platt
                                       ---------------------------------------
                                       Name: Jeffry B. Platt
                                       Title: Director


                                    POLICE OFFICERS PENSION SYSTEM OF THE
                                    CITY OF HOUSTON

                                    By:  MacKay-Shields Financial Corporation
                                    Its:  Investment Advisor


                                    By: /s/ Jeffry B. Platt
                                       ---------------------------------------
                                       Name: Jeffry B. Platt
                                       Title: Director


                                    VULCAN MATERIALS COMPANY HIGH
                                    YIELD ACCOUNT

                                    By:  MacKay-Shields Financial Corporation
                                    Its:  Investment Advisor


                                    By: /s/ Jeffry B. Platt
                                       ---------------------------------------
                                       Name: Jeffry B. Platt
                                       Title: Director

                   [Signature pages continued on next page]

                                    SUNAMERICA CBO LIMITED


                                    By: /s/ Kevin Buckle
                                       ---------------------------------------
                                       Name: Kevin Buckle
                                       Title: Vice President,
                                              SunAmerica Investment Advisors

                                    SUNAMERICA LIFE INSURANCE COMPANY


                                    By: /s/ Kevin Buckle
                                       ---------------------------------------
                                       Name: Kevin Buckle
                                       Title: Authorized Agent


                                    LIBRA INVESTMENTS, INC.


                                    By: /s/ Jess M. Ravich
                                       ---------------------------------------
                                       Name: Jess M. Ravich
                                       Title: Chairman & Co-CEO

                                  SCHEDULE I


                                 SUBSIDIARIES

1.   President Riverboat Casino-Iowa, Inc .(1)
2.   TCG/Blackhawk, Inc. (1)
3.   President Riverboat Casino-Missouri, Inc. (1)
4.   The President Riverboat Casino-Mississippi, Inc. (1)
5.   P.R.C.-Louisiana, Inc. (1)
6.   PRCX Corporation (1)
7.   President Riverboat Casino-New York, Inc. (1)
8.   PRC Management, Inc. (1)
9.   PRC Holdings Corporation (1)
10.  The Connelly Group, L.P. (1) (2)
11.  President Riverboat Casino-Philadelphia, Inc. (1)
12.  President Casino New York, Inc. (1)
13.  Vegas, Vegas, Inc. (1)
14.  President Casino New Yorker, Inc. (1)
15.  Broadwater Hotel, Inc.
16.  President Broadwater, LLC (3)
17.  Mississippi Charter Corporation

-----------------------------------


(1) The Company's interest in such entity is pledged to secure the obligations of the Company under the Senior Exchange Notes.

(2) President Riverboat Casino-Iowa, Inc. is the General Partner and the holder of a 95% Interest (as defined in the Amended and Restated Agreement of Limited Partnership of The Connelly Group, L.P.). An unrelated third party holds the remaining 5% Interest.

(3) President Casinos, Inc. owns all of the issued and outstanding Class A membership interest of this entity.

                                  EXHIBIT A

                                   Holders

                                  Principal Amount of         Principal Amount
Name and Address                 Senior Exchange Notes        of Secured Notes
----------------                 ---------------------        ----------------
Sun America CBO Limited               $12,850,000                         --

SunAmerica Life Insurance
Company                                        --                $13,150,000

Libra Investments, Inc.                  $575,000                         --

The Brown & Williamson                   $197,000                   $202,000
Master Retirement Trust
c/o MacKay-Shields Financial
Corporation
9 West 57th Street
New York, New York  10019

Highbridge Capital Corporation           $115,000                   $118,000
c/o MacKay-Shields Financial
Corporation
9 West 57th Street
New York, New York  10019

Police Officers Pension                  $175,000                   $179,000
System of the City of Houston
c/o MacKay-Shields Financial
Corporation
9 West 57th Street
New York, New York  10019

Vulcan Materials Company Master           $26,000                    $27,000
Trust High Yield Account
c/o MacKay-Shields Financial
Corporation
9 West 57th Street
New York, New York  10019

The Mainstay Funds, on behalf          $9,864,000                $10,097,000
of its High Yield Corporate
Bond Fund Series
c/o MacKay-Shields Financial
Corporation
9 West 57th Street
New York, New York  10019

The Mainstay Funds, on behalf             $46,000                    $47,000
of its Strategic Income
Fund Series
c/o MacKay-Shields Financial
Corporation
9 West 57th Street
New York, New York  10019



Mainstay VP Series Fund, Inc.,         $1,152,000                 $1,180,000
on behalf of its High Yield
Corporate Bond Fund Portfolio
c/o MacKay-Shields Financial
Corporation
9 West 57th Street
New York, New York  10019